UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2015

NTELOS HOLDINGS CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51798 (Commission File Number)	36-4573125 (IRS Employer Identification No.)

1154 Shenandoah Village Drive, Waynesboro, Virginia 22980
(Address of Principal Executive Offices) (Zip Code)

(540) 946-3500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On August 10, 2015, NTELOS Holdings Corp., a Delaware corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Shenandoah Telecommunications Company, a Virginia corporation (the “SHEN”), and Gridiron Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of SHEN (“Merger Sub”), pursuant to which, at the effective time of the merger (the “Effective Time”), Merger Sub will merge with and into the Company, with the Company surviving the merger as a wholly-owned subsidiary of SHEN (the “Merger”).
Subject to the terms and conditions set forth in the Merger Agreement, at the Effective Time, each share of common stock, par value $0.01 per share, of the Company (the “Common Stock”) issued and outstanding immediately prior to the Effective Time (excluding (i) any shares of Common Stock that are owned by the Company, SHEN or any of their respective subsidiaries and (ii) any shares of Common Stock that are owned by any Company stockholders who are entitled to exercise, and properly exercise, appraisal rights with respect to such shares of Common Stock pursuant to the General Corporation Law of the State of Delaware) will be cancelled and converted automatically into the right to receive $9.25 in cash (the “Per Share Merger Consideration”), without interest.
Each Company stock option and performance stock unit award for which the performance period has begun, whether vested or unvested, that is outstanding immediately prior to the Effective Time will be cancelled and converted into the right to receive the Per Share Merger Consideration (in the case of performance share unit awards, the number of shares of Common Stock subject to such award will be determined based on the Company’s performance through the closing date) or, in the case of stock options, the excess, if any, of the Per Share Merger Consideration over the exercise price of such stock option. Performance stock unit awards for which the performance period has not begun prior to the closing date shall be cancelled. Each Company restricted stock award shall become fully vested and free of restrictions immediately prior to the Effective Time.
The completion of the Merger is subject to the satisfaction or waiver of certain conditions, including (i) the adoption of the Merger Agreement by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock, (ii) the approval of the transaction by the Federal Communications Commission (the “FCC”) and applicable state public utility commissions, (iii) the provision of all required notices to applicable state public utility commissions, (iv) the expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (v) the absence of any proceeding, order or law enjoining or prohibiting the Merger or the other transactions contemplated by the Merger Agreement, (vi) each party’s material performance of its obligations and compliance with its covenants, (vii) the accuracy of each party’s representations and warranties, subject to customary materiality qualifiers, (viii) the absence of a material adverse effect on the Company and (ix) the consummation of the transactions contemplated by the Master Agreement, dated as of August 10, 2015, between SprintCom, Inc., an affiliate of Sprint Corporation, and Shenandoah Personal Communications, LLC, a wholly-owned subsidiary of SHEN (the “Sprint Transactions”).
The Merger Agreement contains customary representations and warranties. The Company has agreed to various covenants and agreements in the Merger Agreement, including, among other things, (i) to conduct its business in the ordinary course of business during the period between the execution of the Merger Agreement and the closing of the Merger and (ii) not to solicit alternative transactions to the Merger. The parties have agreed to use their respective reasonable best efforts to obtain all necessary regulatory approvals for the Merger, provided that SHEN and its affiliates will not be obligated to agree to divestitures or other restrictions that would reasonably be expected to adversely affect in any material respect the combined business of SHEN and the Company, taken as a whole and after giving effect to the Merger and other transactions contemplated by the Merger Agreement.
The Merger Agreement contains certain termination rights for SHEN and the Company, including termination by either party if the Merger is not consummated by February 29, 2016 (subject to a one-time 120-day extension exercisable by either party). The Merger Agreement further provides that, upon termination of the Merger Agreement under specified circumstances, including in connection with a change of recommendation of the Company board of directors (the “Board”) or the acceptance of a superior proposal by the Board, the Company will pay SHEN a termination fee equal to $8.8 million plus reimbursement of up to $2.5 million in fees, costs and expenses incurred by SHEN in connection with the Merger. The Merger Agreement also provides that, upon termination of the Merger Agreement under specified circumstances, SHEN will pay the Company a termination fee of $25 million or $8.8 million, depending on the specific circumstances, plus reimbursement of up to $2.5 million in fees, costs and expenses incurred by the Company in connection with the Merger.

The completion of the Merger is not subject to a financing condition. However, in connection with the Merger Agreement, SHEN has entered into a commitment letter with CoBank, ACB, Royal Bank of Canada and Fifth Third Bank (collectively, the “Lenders”), dated as of August 10, 2015, pursuant to which the Lenders have committed (the “Debt Commitment”) to make available to SHEN senior secured credit facilities, including a revolving credit facility and two term loan facilities. The Debt Commitment is subject to various conditions, including the consummation of the Sprint Transactions and the consummation of the Merger in accordance with the terms and conditions set forth in the Merger Agreement. Under certain conditions, if the Merger Agreement is terminated because of the failure of SHEN to obtain financing, SHEN will pay the Company the termination fee of $25 million plus reimbursement of up to $2.5 million in fees, costs and expenses referenced above.
Concurrently with the execution of the Merger Agreement, the Company and SHEN entered into a voting agreement (the “Voting Agreement”) with funds affiliated with Quadrangle Capital Partners LLP (collectively, the “Quadrangle Stockholders”), which beneficially own approximately 18% of the outstanding shares of Common Stock. Pursuant to the terms of the Voting Agreement, the Quadrangle Stockholders have agreed, among other things, to vote all of the Quadrangle Stockholders’ shares of Common Stock in favor of adopting the Merger Agreement. The foregoing summary of the Voting Agreement is subject to, and qualified in its entirety by, the full text of the Voting Agreement, a copy of which is attached hereto as Exhibit 3.1 and is incorporated by reference herein.
The summary of the terms of the Merger Agreement is intended to provide information about the terms of the Merger and the other transactions contemplated by the Merger Agreement. The terms and information in the Merger Agreement should not be relied on as disclosures about the Company or SHEN. The terms of the Merger Agreement (such as the representations and warranties) govern the contractual rights and relationships, and allocate risks, between the parties in relation to the Merger, rather than establishing matters as facts. In particular, the representations and warranties made by the parties to each other in the Merger Agreement have been negotiated between the parties with the principal purpose of setting forth their respective rights with respect to their obligation to consummate the Merger should events or circumstances change or be different from those stated in the representations and warranties. Many of those representations and warranties are subject to exceptions only disclosed between the parties and may be subject to a contractual standard of materiality different from what might be viewed as material to investors. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or SHEN’s public disclosures. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts of the Company, SHEN or any of their respective subsidiaries or affiliates.
The foregoing summary of the Merger Agreement is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 10, 2015, the Board amended the Company’s Amended and Restated Bylaws to add a forum selection provision for the adjudication of certain disputes. The new provision, set forth in new Article 5, provides that, unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, other employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended (“Delaware Law”), the restated certificate of incorporation, or these bylaws, or as to which Delaware Law confers jurisdiction upon the Court of Chancery of the State of Delaware, (iv) any action asserting a claim governed by the internal affairs doctrine, or (v) any other internal corporate claim as defined in Section 115 of Delaware Law or any successor provision, shall be a state or federal court located within the state of Delaware.

The foregoing summary of the bylaws amendment is subject to, and qualified in its entirety by, the full text of the Amended and Restated Bylaws reflecting the amendment, a copy of which is attached hereto as Exhibit 4.1 and is incorporated by reference herein.
* * *

This Current Report on Form 8-K may contain statements, estimates or projections that constitute “forward-looking statements” as defined under U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “project,” “will,” “may,” “should,” and similar expressions identify forward-looking statements, which generally are not historical in nature.
Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any of them publicly in light of new information or future events. The forward-looking statements are or may be based on a series of projections and estimates and involve risks and uncertainties. These risks and uncertainties include such factors as: (1) the Company may be unable to obtain stockholder approval as required for the merger; (2) conditions to the closing of the merger, including, without limitation, the consummation of certain transactions between SHEN and Sprint, may not be satisfied and required regulatory approvals may not be obtained; (3) the merger may involve unexpected costs, liabilities or delays; (4) the risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction, (5) the effect of the announcement of the transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally, (6) the outcome of any legal proceedings related to the merger; (7) the Company may be adversely affected by other economic, business, and/or competitive factors; (8) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (9) changes in the legal or regulatory environment; and (10) other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all. If the merger is consummated, the Company stockholders will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. Additional factors that may affect the future results of the Company are set forth in its filings with the Securities and Exchange Commission (SEC), including without limitation its Annual Report on Form 10-K for the year ended December 31, 2014 and its Quarterly Reports on Form 10-Q filed thereafter, which are available on the SEC’s website at www.sec.gov.

Additional Information and Where to Find It

This report does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, NTELOS will file with the SEC and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, NTELOS’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.  Investors and security holders may obtain a free copy of the proxy statement and other documents that NTELOS files with the SEC (when available) from the SEC's website at www.sec.gov and on NTELOS’s investor relations section website at ir.ntelos.com. In addition, the proxy statement and other documents filed by NTELOS with the SEC (when available) may be obtained from NTELOS free of charge by directing a request to NTELOS’s Public Relations advisor at KCSA Strategic Communications, 880 Third Avenue, 6th Floor, New York, NY 10022.

Participants in the Solicitation

NTELOS and its directors, executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from NTELOS stockholders with respect to the proposed acquisition of NTELOS. Security holders may obtain information regarding the names, affiliations and interests of such individuals in NTELOS’s Annual Report on Form 10-K for the year ended December 31, 2014. Additional information regarding the interests of such individuals in the proposed acquisition of NTELOS will be included in the proxy statement relating to such acquisition when it is filed with the SEC. These documents may be obtained free of charge from the SEC's website at www.sec.gov and NTELOS’s investor relations website at ir.ntelos.com.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

A list of exhibits filed herewith is contained on the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.
Date: August 11, 2015

NTELOS HOLDINGS CORP.

By:	/s/ Brian J. O’Neil
Brian J. O’Neil
Executive Vice President, General
Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of August 10, 2015, by and among Shenandoah Telecommunications Company, Gridiron Merger Sub, INc. and NTELOS Hodlings Corp.
3.1	Voting Agreement, dated as of August 10, 2015, by and among Shenandoah Telecommunications Company, Gridiron Merger Sub, Inc., the Quadrangle Stockholders, and NTELOS Holdings Corp.
4.1	Amended and Restated Bylaws

*
The schedules to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedules to the Securities and Exchange Commission upon request.